EXHIBIT 10.92
                           BUSINESS ALLIANCE AGREEMENT
                       BETWEEN U.S. WIRELESS, CORPORATION
                                       AND
                             HEWLETT-PACKARD COMPANY


     U.S. Wireless, Corporation ("U.S. Wireless"), a Delaware corporation, and Hewlett-Packard Company ("HP"), a Delaware corporation hereby enter into this Business Alliance Agreement ("Agreement"), dated September 14, 2000, (the "Effective Date").

     WHEREAS, U.S. Wireless is in the business of developing and providing proprietary technology in the area of wireless communications; and

     WHEREAS, U.S. Wireless is constructing a nationwide location network ("Location Network") and service bureau for providing real-time location information and services to wireless communications service providers and other third party content and/or applications developers, and

     WHEREAS, HP manufactures, markets and provides computer products and related services which can be utilized by U.S. Wireless in the course of its business; and

     WHEREAS, HP and U.S. Wireless desire to form an alliance in which, among other business dealings, HP shall become U.S. Wireless's preferred supplier for its network control equipment, storage devices, software and firmware for the building of U.S. Wireless's network operating center; and

     WHEREAS, U.S. Wireless has engaged HP to build its initial network operating center (the "NOC") pursuant to a statement of work, which services are being financed by HP in accordance with a loan in the aggregate amount of $7,000,000 (the "Initial Financing"); and

     WHEREAS, HP and U.S. Wireless have agreed to expand their initial working relationship to include commitments to undertake additional projects together; and

     WHEREAS, the parties desire to enter into this Agreement to set forth the general terms and conditions of the Relationship to which the parties intend to be bound.

     NOW, THEREFORE, the parties agree as follows:

1.       SCOPE OF AGREEMENT

     In furtherance of the Relationship between the parties, U.S. Wireless and HP agree to comply with all of the terms and conditions of this Agreement.

2.       ASSOCIATED AGREEMENTS -

     U.S. Wireless and HP will simultaneously enter into contracts and negotiate in good faith certain Associated Agreements. The parties currently contemplate that the Associated Agreements set forth below will be required, but the parties agree that this list may be modified from time to time. Neither party will have an obligation to enter into any such agreement if the parties are unable to reach agreement on the material terms thereof. Each Associated Agreement shall constitute a separate and complete agreement between the parties but may reference or incorporate the terms and conditions of this Agreement if and when appropriate.

                  (a) Project Agreement. This agreement would set forth the terms and conditions governing the purchase and/or license of HP hardware products and services by U.S. Wireless for U.S. Wireless's internal use. This agreement would set forth the subsidiaries and ordering points that may procure HP products and services under any such agreement. In addition, this agreement would set forth the discounts that will apply to U.S. Wireless's purchase of HP products. Such discounts shall not be less favorable then those HP provides to comparable customers under similar circumstances.

                  (b) Financing Agreements. These agreements would include the documentation regarding the financing offering, if any, consistent with the terms herein. In addition, all financing shall be subject to HP's standard credit review and financial due diligence process.

                  (c) Mutual Non-Disclosure Agreement. The parties shall enter into this Mutual Non-Disclosure Agreement to ensure that all confidential and proprietary information shared by the parties hereto shall remain protected.

                  (d) HP  Consulting  Services  Agreement.  This  agreement will set forth the business terms and project scope for HP consulting services in connection with the U.S. Wireless infrastructure build-out, as well as additional projects requested by U.S. Wireless.

                  (e) Additional Agreements. In furtherance of the Relationship, the parties may from time to time agree on additional areas for which Associated Agreements are necessary or desirable. The parties hereby agree to negotiate in good faith each such Associated Agreement.

3.       HP FINANCING

     3.1 Provided that the relationship is meeting the business objectives of both parties, no event of default has occurred under the note pursuant to the Initial Financing, and the Company has completed mutually agreed upon milestones such as equipment deployments, new service and product releases, customer sign-ups, and revenue forecasts, which milestones shall be mutually agreed upon by the parties, HP will extend additional funding up to a maximum of $45,000,000 to the Company on comparable terms to those contained above with the exception of the interest rate which will be adjusted to reflect current market rates, the use of proceeds, the repayment schedule, and the warrant coverage which will be determined at the time an agreement is reached for the additional funding defined herein.

     3.2 Any additional financing undertaken shall require additional agreements between the parties, as referenced in subsection 2(e).

4.       CO-MARKETING ACTIVITIES

     4.1 Within 90 days of the effective date, HP and U.S. Wireless will develop and abide by a joint marketing and promotional plan intended to publicize, advertise, market and/or co-sell the Relationship and both U.S. Wireless's and HP's products and services. The marketing plan will include, but is not limited to the following:

              The parties shall work together to:

(a)                             Support U.S. Wireless' marketing activities   to
                                the telecommunications carriers, public safety agencies, and other application providers.

(b) The announcement of this relationship between the parties shall be announced in a press release within 15 days following the execution of this agreement and all other Associated Agreements;

(c) The display of the HP logo/brand (i.e. "HP" or "Powered by HP") in areas deemed appropriate by HP and U.S. Wireless.

(d) The appropriate provision of joint marketing and sales support to wireless telecommunications carriers presently trailing with U.S. Wireless.

(e) HP and U.S. Wireless, at its own cost will cooperate to market the basic (E911) location data to additional wireless carriers.

(f) HP and U.S. Wireless shall review, as appropriate, opportunities in markets outside the United States similar to the undertaking herein.

(g) HP and U.S. Wireless will each appoint a dedicated alliance manager who will be responsible for the business and technical leadership of the joint marketing effort.

5.       JOINT RESPONSIBILITIES

The parties will work together to:

(a) Identify new location dependent mobile services that can be created through the USWC location platform.

(b) Develop the "architecture" (between the user/client and the location platform) necessary to create the gateways for delivering these services.

(c)  Develop specific applications that are of mutual interest.

(d)  Create  between   themselves  and  other  third  parties  the   appropriate
     partnering needed to accelerate the development and marketing of these services.

6.       PREFFERED TECHNOLOGY PROVIDER

     6.1 U.S. Wireless agrees to make Hewlett-Packard Company its preferred provider for computer products required for its network operating and data centers, to include equipment such as servers, storage, data processing support, and network management software, for the owned and outsourced environments. Preferred Provider shall be the entity whose products and services the Company uses rather than those of another manufacturer, and the Preferred Provider shall have a right of first refusal to supply the products and services described above. This requirement will apply so long as (i) the pricing payment and delivery terms offered by HP for the relevant products and services will be competitive with comparable products and terms from other vendors, and (ii) the performance, functionality, and other specifications of the relevant HP products and services will be comparable or superior to products of other vendors. Before Company can cease to provide HP with Preferred Provider status as defined herein, Except as provided in subsection 6.2, the Company must notify HP in writing of the reason and justification for terminating the Preferred Provider status. HP will be given no less than thirty (30) days to respond and cure any problems hereunder before Company is relieved of its Preferred Provider obligations.

     6.2 The Preferred Provider status can be terminated by Company with 30 days written notice if the additional funding referenced in Paragraph 3 is not provided by HP within 12 months of the date hereof.

7.       ALLIANCE MANAGEMENT

     7.1 Each party shall name one representative to be the alliance manager for this Alliance Agreement. The initial Alliance Managers for each party are listed in Exhibit 1. Either party may replace its Alliance Manager at any time upon reasonable advance notice to the other, provided however, that if a party is dissatisfied in any way with such a replacement, such party may use the dispute resolution process set forth in Section 10.2 to communicate and resolve such dissatisfaction.

     7.2 Meetings of the Alliance Managers shall be held from time to time as agreed by the Alliance Managers, but not less than once every three months (quarterly). Such meetings may be conducted either in person or by telephone.

     7.3 The Alliance Managers shall be responsible for understanding the full scope of the Alliance. The Alliance Managers shall further be responsible for engaging the appropriate representatives of their respective companies to allow the parties to meet their obligations hereunder. The responsibilities of the Alliance Managers shall include, but shall not limited, to the following:

          (a) Overall management of the collaborative Alliance of the parties as contemplated by this Agreement.

          (b) The  responsibility  to  attempt  to  resolve  expeditiously   any
              conflict  between  parties  related  to  this  Agreement  or   the
              Associated Agreements.

8.       IP LICENSE

     Except as otherwise specified in any Associated Agreement, HP and U.S. Wireless will retain all rights, title, and interest in and to its intellectual property rights, including but not limited to patents, copyrights, trademarks, trade dress, and trade secret subject to the specific and express license to the other to perform under this Agreement. The parties acknowledge and agree that, except as expressly provided herein, no right, property, license, permission, or interest of any kind in or to the other party's intellectual property rights is or is intended to be given or transferred to or acquired by the other party by the execution, performance, or non-performance of this Agreement or any part hereof. All use of HP or U.S. Wireless's licensed intellectual property will inure to the benefit of its respective owner.

9.       WARRANTIES

     EXCEPT AS EXPRESSLY WARRANTED IN THIS AGREEMENT, U.S. WIRELESS AND HP EXPRESSLY DISCLAIM ANY OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, INFRINGEMENT, AND COURSE OF DEALING OR COURSE OF PERFORMANCE.

10.      AL TERMS AND CONDITIONS.

     10.1 No Joint Venture. Notwithstanding any provision hereof, this Agreement does not create, and is not intended to create, a joint venture, partnership or agency relationship between the Parties. For all purposes of this Agreement, each Party shall be and act as an independent contractor and not as partner, joint venturer or agent of the other and shall not bind nor attempt to bind the other to any contract. Each Party shall be free to manage and control its business as it sees fit, without the management, control or assistance of the other Party, except as otherwise prescribed herein.

     10.2 Severability. If one or more of the provisions of this Agreement shall be found to be illegal, invalid or unenforceable under any applicable law, then such contravention or invalidity shall not invalidate the entire Agreement. Such provision shall be deemed to be modified consistent with the intent of the parties to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then such agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

     10.3 Governing Law. The validity of any of the terms or provisions as well as the rights and duties of the parties under such agreements shall be governed by the laws of the State of California, without reference to any conflict of law or choice of law principles in the State of California that might result in the application of the law of another jurisdiction.

     10.4 Counterparts. This Agreement and the Associated Agreements may be executed in multiple original counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same document.

     10.5 No Waiver. Neither party's failure to exercise any of its rights under this Agreement or any Associated Agreement shall constitute or be deemed a waiver or forfeiture of any such rights.

     10.6 Entire Agreement. This Agreement represents the entire understanding between the parties regarding the subject matter herein, and supersedes any previous communications, representations or agreements by either party whether verbal or written. No changes or modifications of any of the terms and conditions herein shall be valid or binding on either party unless in writing and signed by an authorized representative of each party.

     10.7 Notices. All notices that are required under this Agreement and the Associated Agreements will be in writing and will be considered given as of twenty (24) hours after sending by facsimile transmission, overnight courier, or hand delivery or to such address as either party may substitute by written notice to the other:

                  If to U.S. Wireless Corporation:
                  Attn:  Jan A. Klein
                  Vice President - Business and Market Development U.S. Wireless Corporation
                  2303 Camino Ramon
                  San Ramon, CA  94583

With a copy to:   U.S. Wireless Corporation:
                  Attn:  General Counsel's Office
                  2303 Camino Ramon
                  San Ramon, CA  94583

                  If to Hewlett-Packard Company:
                  Hewlett-Packard Company
                  333 Logue Avenue
                  Mountain View, CA  94043
                  Attn:

With a copy to:
                  Hewlett-Packard Company
                  3000 Hanover Street
                  Palo Alto, CA 94304
                  Attn: General Counsel

     10.8 Non-Exclusivity. Unless otherwise expressly set forth herein, the undertaking referenced herein and the relationship between the parties, and all aspects thereof are non-exclusive. Provided that such activities do not otherwise constitute a breach of the MNDA, each party may develop itself, or purchase or otherwise acquire from third parties, any products or services, and each party may engage in any business, even if such business is competitive with the business of the other party.

     10.9 Assignability. Neither party shall assign this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

     10.10 Basis of Bargain. U.S. Wireless and HP acknowledge that each party has entered into this Agreement in reliance upon the disclaimers of warranties and limitations of liability and damages as set forth in this Agreement, and that such provisions form an essential basis of the bargain between the parties and do not cause this Agreement, or the remedies available hereunder, to fail of its or their essential purpose.

     10.11 Force Majeure. Excluding the obligation to make payment when due, in the event that either party is prevented from performing, or is unable to perform, any of its obligations under this Agreement due to any cause beyond the reasonable control of the party invoking this provision, the affected party's performance will be excused and the time for performance will be extended for the period of delay or inability to perform due to such occurrence.

     10.12 Priority. Should there be a conflict between any Associated Agreement and this Agreement or should this Agreement be silent on a matter addressed in the Associated Agreement, the Associated Agreement shall prevail as to the subject matter of such Associated Agreement.

11.      TERM AND TERMINATION

     11.1 Term. This Agreement shall commence on the Effective Date and shall continue for three (3) years (the "Term") unless earlier terminated by either party as defined herein.

     11.2 Termination.

                  (a) This Agreement may be terminated for cause by either party if the other party is in breach of any of its material obligations under this Agreement and fails to remedy such breach within 30 days of receipt of a written notice by the other party that specifies the material breach.

                  (b) Either party may terminate this Agreement immediately for cause if the other party has a receiver appointed, or an assignee for the benefit of other creditors, or in the event of any insolvency or inability to pay debts as they become due by the other party.

                  (c) Either party may terminate this Agreement upon written notice in the event of a Change of Control, provided that the party undergoing the Change of Control shall use its best efforts to notify the other party of such event at the earliest time that it is legally permitted and practically able to do so. As used herein, "Change of Control" means, with respect to either
Party: (a) the direct or indirect acquisition of either (i) the majority of the voting stock of such party or (ii) all or substantially all of the assets of Company, by another entity in a single transaction or series of related transactions; or (b) such party is merged with, or into, another entity.

                  (d) Either party may terminate this agreement within 30 days prior written notice if the Preferred Provider status defined in Section 6 is terminated.

Effect of Termination of this Agreement. Upon any expiration or earlier termination of this Agreement, the rights and obligations of the parties will terminate, excluding those provisions which by their nature, extend beyond such termination. Nothing herein shall terminate any on-going payment obligation under any Financing Agreement, which obligations shall be governed solely by the terms of such Financing Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.


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HEWLETT-PACKARD COMPANY                                        U.S. WIRELESS CORPORATION


By:                                                            By:__________________________
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Name:                                                          Name:

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